                                                                        Ex. 10.5

                                    GUARANTY



                                                September 28, 1998



      FOR VALUE RECEIVED, and in consideration of loans made or to be made or credit otherwise extended or to be extended to or for the account of NEW PLAN EXCEL REALTY TRUST, INC. (the "Borrower") by the Lenders (hereinafter defined) under the Credit Agreement (hereinafter defined) and for other good and valuable consideration and to induce the Lenders to make the loans or extensions of credit provided for in the Credit Agreement the undersigned, its successors and assigns, hereby agrees as follows:

      1.      Defined Terms.

            Terms which are not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. The following terms shall have the following meanings:

            "Agent": The Bank of New York and its successors and assigns.

            "Assumption and Substitution Agreement": That certain Assumption and Substitution Agreement of even date herewith among the Borrower, the Agent, the Lenders and New Plan.

            "Credit Agreement": that certain Credit Agreement, dated November 21, 1997 among, the Agent, New Plan and the Lenders who are parties thereto as the same has been amended and may hereafter be amended.

            "New Plan" New Plan Realty Trust, the borrower under the Credit Agreement prior to the effectiveness of the Assumption and Substitution Agreement, and the guarantor hereunder.

      2.      Guaranty.

            The undersigned, its successors and assigns, guarantees to the Agent, for the benefit of the Lenders, the prompt payment when due of all present and future obligations and liabilities, whether deemed principal, interest, additional interest, fees, expenses or otherwise, of the Borrower to the Lender, including, without limitation, all obligations under (i) the Credit Agreement, (ii) the Notes and
(iii) all other Loan Documents (all of which are herein collectively referred to as the "Obligations"), irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence of such collateral.

      3.      Representations and Warranties.

            The undersigned hereby represents and warrants to the Agent and the Lenders that:

            (a) Organization. The undersigned (i) is duly organized and validly existing Massachusetts business trust in good standing under the laws of the Commonwealth of Massachusetts, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and
(iii) is duly qualified and in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualification, except where the failure to qualify could not reasonably be expected to have a Material Adverse Effect.

            (b) Power and Authority. The undersigned has the legal power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary action to authorize the execution, delivery and performance by it of this Guaranty. The undersigned has duly executed and delivered this Guaranty and the Guaranty constitutes the legal, valid and binding obligations of the undersigned and is enforceable in accordance with its terms, provided that, the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally.

            (c) Consents and Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental body is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty by the undersigned, or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

            (d) Solvency. The undersigned is not insolvent (as such term is defined in Section 101(32) of the Bankruptcy Code of 1978, as amended) and will not be rendered insolvent (as such term is defined in Section 101(32) of the Bankruptcy Code of 1978, as amended) by execution of this Guaranty or consummation of the transaction contemplated thereby.

            (e) No Offsets. The undersigned has no offsets, defenses or counterclaims to the enforcement of this Guaranty.

      4.      Other Provisions.

            (a) Continuing Guaranty. This is a continuing guaranty and shall remain in full force and effect and be binding upon the undersigned, and the undersigned's successors and assigns. Nothing except cash payment in full of all Obligations shall release the undersigned from liability under this Guaranty. This Guaranty is a guaranty of payment and not of collection, and neither the Agent nor any Lender shall be under no obligation to take any action against Borrower or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein.

            (b) Acknowledgment. The undersigned hereby acknowledges that it has derived or expects to derive a financial or other advantage from each and every Obligation incurred by Borrower to the Lender.

            (c) Subrogation. Until such time as the Lender shall have received payment in full in cash in satisfaction of all of the Obligations, the undersigned waives any rights to be subrogated to the rights of the Lender with respect to the Obligations and the undersigned waives any right to and agrees that it will not institute or take any action against the Borrower seeking contribution, reimbursement or indemnification by the Borrower with respect to any payments made by the undersigned to the Lender hereunder.

            (d) Waivers. The undersigned waives notice of the acceptance of this Guaranty and of the making of any such loans or extensions of credit, presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notice of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort. The undersigned hereby agrees that, in the event that any property of the undersigned is or may be hypothecated with property of Borrower as security for any Obligations, any right of the undersigned to have such property of Borrower first applied to the discharge of such Obligations is hereby irrevocably waived by the undersigned. The undersigned waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations or of the reliance by Agent or the Lenders upon this Guaranty. The Obligations, and each of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty without regard to the validity, regularity or enforceability of the Obligations and any other indebtedness at any time held or owing by the Agent and the Lenders to or for the credit or the account of the undersigned against and on account of the Obligations and liabilities of the undersigned hereunder. The undersigned hereby waives any and all legal requirements that require or compel the Agent and the Lenders to institute any action or proceedings at law or in equity against Borrower, or anyone else, in respect of the Loans or any other document executed in connection with the Loans or resort to or seek to realize upon or exhaust the security held by the Agent or the Lenders or pursue any other remedy in the Agent's or the Lenders' power, as a condition precedent to bringing an action against the undersigned upon this Guaranty, and failure of the Agent or the Lenders to do any of the foregoing shall not exonerate, release or discharge the undersigned from its absolute, unconditional and independent liabilities to the Agent and the Lenders hereunder. The undersigned hereby waives any rights to interpose any defense (other than the defense of payment), counterclaim (other than counterclaims which are required by law to be brought as part of the proceedings brought by the holder hereof) or offset of any nature and description which it may have or which may exist between and among the Agent, any Lender, Borrower and/or the undersigned and any right to plead any election of remedies.

            (e) Rights of the Agent and the Lenders. The Agent, on behalf of the Lenders, may bring and prosecute a separate action against the undersigned to enforce its liabilities hereunder, whether or not any action is brought against Borrower or any other person and whether or not Borrower or any other person is joined in any such action or actions. Nothing shall prohibit the Agent from exercising its rights against the undersigned, the Borrower, the security, if any, for the Obligations, and any other person simultaneously, jointly and/or severally. The undersigned shall be bound by each and every ruling, order and judgment obtained by the Agent against Borrower in respect of the Obligations, whether or not the undersigned is a party to the action or proceeding in which such ruling, order or judgment is issued or rendered.

            (f) No Discharge. The undersigned shall not be discharged, released or exonerated, in any way, from its absolute, unconditional and independent liabilities hereunder, even though any rights or defenses which the undersigned may have against Borrower, the Lender or others may be destroyed, diminished or otherwise affected by:

            (i)         Any declaration by the Agent or the Lenders of a default
                  in respect of any of the Obligations;

            (ii)        The exercise by the Agent or any Lender of any rights or
                  remedies against Borrower or any other person;

            (iii)       The failure of the Agent or the Lenders to exercise any
                  rights or remedies against Borrower or any other person;

            (iv)        The sale or enforcement of, or realization upon (through
                  judicial foreclosure, power of sale or any other means) any security for any of the Obligations, even though (i) recourse may not thereafter be had against Borrower for any deficiency, or (ii) the failure of the Agent or any Lender to pursue any such recourse which might otherwise be available; whether by way of deficiency judgment following judicial foreclosure, or otherwise;

            (v)         Any bankruptcy or reorganization of Borrower;

            (vi)        The release of any other guarantor by operation of law
                  or otherwise; or

            (vii)       The voluntary or involuntary participation by Borrower
                  in any settlement or composition for the benefit of Borrower's creditors either in liquidation, readjustment, receivership, bankruptcy or otherwise.

            (g) Unconditional Nature of Guaranty. This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein otherwise expressly provided. No modification or amendment of any provisions of this Guaranty shall be effective unless in writing and signed by a duly authorized officer of the Agent.

            (h) Preservation of Rights. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent or the Lenders of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Agent and the Lenders or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Agent and Lenders at any time and from time to time.

      5.      Notices.

            All notices and other communications provided for hereunder to a party hereto shall be in writing (including telecopier) and mailed, telecopied or delivered to such party, at the following address or at such other address as shall be designated by such party in a written notice to the other parties hereto:

                  if to the undersigned:

                  New Plan Realty Trust
                  1120 Avenue of the Americas
                  New York, New York 10036
                  Attention:  Dean Bernstein
                              Vice President

                  Telephone:  (212) 869-3000
                  Telecopier: (212) 302-4776

                  with a copy to:

                  New Plan Realty Trust
                  1120 Avenue of the Americas
                  New York, New York 10036
                  Attention:  Steven F. Siegel, Esq.,
                  Telephone:  (212) 869-3000
                  Telecopy:   (212) 302-4776

                  and an additional copy to:

                  Hofheimer Gartlir & Gross, LLP
                  633 Third Avenue
                  New York, New York 10017
                  Attention:  Donald M. Weisberg, Esq.
                  Telephone:  (212) 818-9000
                  Telecopy:   (212) 661-3132

                  if to the Agent:

                  The Bank of New York
                  One Wall Street
                  Agency Function Administration
                  18th floor
                  New York, New York
                  Attention:  William Fahey
                              Vice President
                              Agency Function Administrator
                  Telephone: (212) 635-4690
                  Telecopy:  (212) 635-6365 or 6366 or 6367
                  with a copy to:

                  The Bank of New York
                  One Wall Street - 21st Floor
                  New York, New York 10286
                  Attention:  Andrea Stuart
                              Vice President
                  Telephone:  (212) 635-4672
                  Telecopier: (212) 635-7904

            All such notices and communications shall, (i) when telecopied be effective when sent, (ii) when mailed by first class mail, postage prepaid, be effective on the fifth (5th) day following deposit in the mails, and (iii) when sent or delivered by any other means be effective when received. The undersigned and the Agent may rely on signatures of each other which are transmitted by telecopier or other electronic means as fully as if originally signed.

      6.      Jurisdiction; Venue.

            The undersigned irrevocably submits to the jurisdiction of any New York State or Federal court sitting in the City or State of New York over any suit, action or proceeding arising out of or relating to this Guaranty. The undersigned hereby agrees that Agent shall have the option, in its sole discretion, to lay the venue of any such suit, action or proceeding, in the courts of the State of New York or the United States of America for the Southern District of New York, and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The undersigned agrees that a final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the undersigned.

      7.      Waiver of Trial by Jury.

            THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE CREDIT AGREEMENT OR ANY LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. FURTHER, THE UNDERSIGNED HEREBY CERTIFIES THAT NO

REPRESENTATIVE OF THE AGENT OR ANY LENDER, OR COUNSEL TO THE AGENT OR ANY LENDER, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR SUCH LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS PROVISION. THE PROVISIONS OF THIS PARAGRAPH CONSTITUTE A MATERIAL INDUCEMENT TO THE AGENT AND THE LENDERS TO ACCEPT THIS GUARANTY.

      8.      Governing Law.

            This Guaranty and the rights and obligations of the parties hereunder shall be construed, enforced, and interpreted according to the laws of the State of New York applicable to contracts made in and performed in the State of New York. Unless the text otherwise requires all terms used herein shall have the meaning specified in the Uniform Commercial Code as in effect in the State of New York on the date hereof.

      9.      Trust Limitation.

            This Guaranty has been negotiated, executed and delivered on behalf of the undersigned by the trustees or officers thereof in their representative capacity under the Declaration of Trust, and not individually, and bind only the trust estate of the undersigned, and no trustee, officer, employee, agent or shareholder of the undersigned shall be bound or held to any personal liability or responsibility in connection with the agreements, obligations and undertakings of the undersigned hereunder, and any person or entity dealing with the undersigned in connection therewith shall look only to the trust estate for the payment of any claim or for the performance of any agreement, obligation or undertaking thereunder. The Agent and each Lender hereby acknowledge and agree that each agreement and other document executed by the undersigned in accordance with or in respect of this transaction shall be deemed and treated to include in all respects and for all purposes the foregoing exculpatory provision.


            IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the date first above written.

                              NEW PLAN REALTY TRUST


                              By: /s/ Dean Bernstein
                                 ----------------------
                              Name: Dean Bernstein
                              Title: Vice President